[LOGO]

                         ARIEL APPRECIATION FUND

                         ARIEL GROWTH FUND

                         ARIEL PREMIER BOND FUND

                                   Annual Report--September 30, 1997

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                           THE PATIENT INVESTOR [LOGO]
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

THE TORTOISE AND THE HARE

ONE DAY A HARE WAS MAKING FUN OF A TORTOISE FOR BEING SO SLOW UPON HIS FEET. "WAIT A BIT," SAID THE TORTOISE, "I'LL RUN A RACE WITH YOU, AND I'LL WAGER THAT I'LL WIN." THE HARE, WHO WAS MUCH AMUSED AT THE IDEA, SAID "LET'S TRY AND SEE..." WHEN THE TIME CAME BOTH STARTED OFF TOGETHER...THE HARE NEARLY TURNED A SOMERSAULT IN HIS HASTE, WHILE THE TORTOISE BEGAN AT A SLOW BUT STEADY PACE. MEANWHILE THE TORTOISE KEPT PLODDING ON...AND ON...AND ON. SOON THE HARE WAS SO FAR AHEAD HE THOUGHT HE MIGHT AS WELL HAVE A REST, SO DOWN HE LAY AND FELL FAST ASLEEP...AS THE TORTOISE PLODDED ON...AND ON. SUDDENLY THE HARE WOKE UP WITH A START. WHAT WAS THE TIME? WHERE WAS THE TORTOISE? HE DASHED ON AT HIS FASTEST PACE...ONLY TO FIND THAT THE TORTOISE HAD ALREADY WON THE RACE.


                                                    SLOW & STEADY WINS THE RACE.

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601
800.292.7435
312.726.0140
Fax 312.726.7473

                                TABLE OF CONTENTS


FOR MORE INFORMATION ABOUT THE ARIEL MUTUAL FUNDS INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. DISTRUBUTED BY ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


The Patient Investor                                  2
Company in Focus                                      6
Ariel Equity Funds                                   10
Schedule of Equity Investments                       12
Equity Statistical Summary                           18
Ariel Bond Fund                                      20
Schedule of Bond Investments                         22
Statement of Assets & Liabilities                    26
Statement of Operations                              26
Statement of Changes in Net Assets                   27
Financial Highlights                                 28
Notes to the Financial Statements                    30
Report of Independent Auditors                       32
Board of Trustees                                    33

                         SLOW AND STEADY WINS THE RACE.-AESOP
                THE PATIENT INVEST[LOGO]R  -Registered Trademark-

DEAR FELLOW SHAREHOLDER: For the quarter ending September 30, 1997, the Ariel Growth Fund rose +13.8% and the Ariel Appreciation Fund rose +13.2%. These results compared quite favorably to the +7.5% gain posted by the large stocks of the Standard & Poor's 500 Index but fell somewhat short of the +14.4% rise of the small and medium-sized stocks that make up the Russell 2500 Index.

As BARRON'S reported, "August was the worst month in 7 years for the S&P 500 and the best month for smaller stocks in the same span." With this said, we are pleased to have successfully weathered both the dominance of the expensive large cap issues during the first half of the year and the "catch up" rally of the most aggressive small and mid-cap issues in recent months given that we invest in neither. Thus, year-to-date, the Ariel Growth Fund has risen +29.8% and the Ariel Appreciation Fund has gained +29.3% versus +29.6% for the S&P 500 and +27.2% for the Russell 2500. Moreover, the funds have handily outperformed these benchmarks for the volatile twelve months ended September. Specifically, over the one year period, Ariel Growth has earned +43.3% and Ariel Appreciation has risen 42.3% versus +40.5% for the S&P 500 and +34.3% for the Russell 2500.

Against the challenging backdrop of erratic investor sentiment over the last 12 months, we believe two basic cornerstones of our investment strategy helped enhance our results while insulating our portfolio from the whipsawing effects of a momentum driven bull market: (1) the exceptionally strong underlying fundamentals of our companies; and (2) the consistency of their high-quality business franchises. Further, we benefitted from the renewed strength among small and mid-cap issues after their prolonged period of underperformance relative to large company stocks.

FOOD FOR THOUGHT

William Blake once said, "The road of excess leads to the palace of wisdom." When we recently stumbled across this pithy prose, today's stock market immediately came to mind. Perhaps it's the contrasting perspective of an euphoric investment climate resulting from the longest bull run in stock market history and the anemic investing environment that existed prior to the boon. A quick comparison of the facts recently compiled by Alan Abelson of BARRON's makes this case. In August of 1982, our country's unemployment rate was 9.8%. Yet, at today's rate of 4.8%, unemployment is at its lowest level in nearly 30 years. In 1982, the Consumer Price Index pegged inflation at 6.4%. In August of 1997, the CPI stood at 2.3%. Accordingly, with the Prime Rate now at 8.5%, interest rates are nearly half what they once were.

This economic backdrop has led to ideal conditions for the stock market. As has been widely reported, we have witnessed never-before-seen price levels and unprecedented investor interest. For the five years leading up to August 1982, the Dow Jones Industrial Average experienced a cumulative loss of -5%. Yet, for the five years through August 1997, the Dow Jones Industrial Average has racked up a +140% gain. Even more dramatic are the longer term results which show the Dow's -9% loss for the 15 years through 1982. By contrast, for the same period through this past August, the Index has risen an eye popping +950%! As a result of this move, stocks are trading in "nose bleed" territories when their prices are measured against a multiple of earnings. Specifically, in 1982, the broad market had a trailing price/earnings multiple of 7. Today, the market trades at 23 times trailing earnings. Because of the tremendous performance, money pouring into the stock market has become the norm. In the first 8 months of this year, $193 billion has flowed into mutual funds. But eight months into 1982, investors had REDEEMED $2 billion. The bulk of today's assets have been invested in the more than 2,800 stock mutual funds listed in daily newspapers. In 1982, there were only 320.

VALUING EXPERIENCE AND ACCUMULATED KNOWLEDGE

Despite the drama in every one of the aforementioned comparisons, we are most struck by the proliferation of mutual funds over the last 15 years. This reflects our view that the unparalleled investor interest and the explosive growth of fund


                                                                               3
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choices do not necessarily translate into an equally explosive number of talented portfolio managers and analysts on the investment scene. To put this in perspective, imagine similar growth in any other industry. Let's take one of our favorite areas, basketball, as a case in point. In 1982, there were 23 teams in the National Basketball Association--today there are 30. If the expansion in the number of professional basketball teams paralleled the increase in stock mutual funds in recent years, instead of 30 teams, there would be more like 200. In such a scenario, one could not reasonably expect the addition of hundreds of new professional basketball players to improve the quality of the game. Ten times as many Michael Jordans would not be a magical outgrowth of a watered-down league. Why then, would one expect a higher probability of this bull market having produced more Warren Buffetts?

As such, considering the average tenure of today's investment professionals is just 3.5 years, we would argue that an abundance of inexperience and optimism makes for a dangerous combination in the context of such a long and sharp stock rally. To put this in perspective, the NEW YORK TIMES observes, "Now, a decade later, the 1987 crash seems like a footnote in the great bull market that began in 1982 and still lives." This is not surprising when one considers "less than 30% of the 1,440 mutual funds that were around for the 1987 crash have managers who were with them during the crash," according to Morningstar, Inc.

Thus, if one agrees with the often repeated statement that, "experience is a hard teacher because it gives you the test first and the lesson afterwards," investing in today's stock market should elicit some very serious consideration. This urge for caution is not meant to rule out equity investing. It should, however, lead to a critical examination of the training and qualifications of those who run mutual fund and institutional portfolios. Against this backdrop, we draw upon the wisdom of the great value investor, Warren Buffett, who has been a strong advocate of the benefits of accumulated knowledge--the underlying thesis of which emphasizes that when you do something for a long period of time, you only get better. With his characteristic simplicity, Buffett discusses his 40 years of stock market investing and the deep understanding of businesses developed over the period by noting, "its as though you studied baseball players everyday: you get to know all the players after awhile." For those among us who require a bit more eloquence, the exact same point is reflected in words we found attributed to a Sir P. Sidney who once said, "each excellent thing, once learned, serves as a measure for all other knowledge."


4
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Although we are sometimes criticized for our concentration in consistent industries and our avoidance of more volatile areas, this perspective leads us to limit our portfolios in scope. In so doing, we choose depth over breadth and are thereby able to quickly identify our kinds of companies; rule out those that do not fit our value, quality and consistency parameters; and continually hone our stock picking skills. Moreover, by sticking within our circle of competence, we are able to build contacts and strengthen relationships with individuals who are able to shed light on current and prospective portfolio holdings. For example, ten years of stock holdings in Clorox (NYSE: CLX) has not only led to extensive knowledge of the company, its people, its products and its competition, it has also produced information and relationships that are of tremendous value in the analysis of other securities including current holdings like GLAD Bags maker, First Brands (NYSE: FBR) and former holdings like Armor All (now a subsidiary of Clorox).

By concentrating all of our efforts on one, and only one, investment strategy for a near 15 year period, we have navigated a variety of investment environments. With our own accumulated knowledge, we are a better firm than we were a year ago, five years ago, a decade ago and when we first began managing portfolios. Thus, as we look forward, we expect to continue to learn from our experiences as well as our mistakes and ultimately be a better firm not only one year from now and five years from now, but many, many years into our future.

PORTFOLIO COMINGS AND GOINGS

In addition to solid results all around, both portfolios received a very nice boost from the announced takeover of longtime holding, Bergen Brunswig Corporation (NYSE: BBC) by Cardinal Health (NYSE: CAH). We began purchasing stock in Bergen at just over $17 a share in 1991. After the news of its combination with Cardinal, the stock was quickly bid up to $45 in anticipation of a $53 takeover price.

As always, we appreciate your investment and welcome any questions or comments you might have.

Sincerely,

/s/ John W. Rogers, Jr.                           /s/ Eric T. McKissack

John W. Rogers, Jr.                               Eric T. McKissack, CFA
Portfolio Manager                                 Portfolio Manager
Ariel Growth Fund                                 Ariel Appreciation Fund


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                                                                COMPANY IN FOCUS

[LOGO]
2525 Dupont Drive
P.O. Box 19534
Irvine, California 92623-9534
(714) 752-4500


ALLERGAN, INC. (NYSE: AGN) is a worldwide provider of specialty eyecare products with niche pharmaceutical products for skin care and movement disorders. Although drug stocks typically trade at very high multiples, Allergan's 1997 earnings have been negatively impacted by generic drug competition, excessive trade inventories and foreign currency exposure. These short-term problems have presented a rare buying opportunity. Focused research and development spending, new products, strategic joint ventures and expanding international sales make Allergan's prospects in 1998 and beyond look quite promising.

Founded in 1948, Allergan was acquired by SmithKline (now SmithKline Beecham;
NYSE: SKB) in 1980 and operated as a wholly owned subsidiary until it was spun off in 1989. Since regaining its independence, Allergan has worked to improve its product mix and growth prospects through several selective acquisitions and divestitures along with a re-emphasis on research and development joint ventures. Last year, the company engaged in acknowledged takeover discussions with Swedish-based Pharmacia & Upjohn (NYSE: PNU).

BUSINESS SEGMENTS - The ophthalmic PHARMACEUTICAL business consists of a range of prescription and non-prescription products designed to treat eye diseases and disorders such as glaucoma, infection and allergy. The largest segment of the market for these prescription drugs treats glaucoma, a sight-threatening disease.

The ophthalmic SURGICAL business consists of intraocular lenses (IOLs) and surgically related pharmaceuticals, equipment and other products. IOLs are used in the surgical treatment of cataracts. Allergan's total IOL business represented 11% of company sales in 1996. This area has been subject to pricing pressure and product recalls in recent periods. Although today's IOLs are a commodity business, growth opportunities exist for newer IOL products.

Allergan offers a broad range of OPTICAL LENS CARE products worldwide for use with every type of contact lens. Their products include disinfecting solutions to destroy harmful microorganisms, daily cleaners to remove film, and enzymatic tablets to remove protein deposits. The company offers lens care products for each of the three disinfecting systems: hydrogen peroxide, complete chemical and thermal. Brand names include OXYSTEP 1STEP, ULTRACARE and COMPLETE, which is Allergan's one-bottle chemical disinfection system. Allergan is the third largest manufacturer of contact lens care solutions in the U.S. In 1995, the company acquired the global contact lens franchise of Pilkington Barnes Hind, which added the CONCEPT system to their product line. CONCEPT was the first non-heat, disinfection system for soft contacts approved in Japan.

Allergan's thirty-seven year old optical lens care business is mature. The company and its industry are plagued by the continued penetration of daily disposable contact lenses; increasing acceptance of surgical alternatives to correct vision deficiencies; and an aging U.S. population. Yet, these issues are somewhat offset by opportunities in emerging countries.


6
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COMPANY IN FOCUS

The remainder of Allergan's business consists of SKIN CARE and BOTOX, two fast growing areas. The skin care business develops, manufactures and markets therapeutic as well as cosmetic skin care products. BOTOX is an injection used in the treatment of certain movement disorders characterized by involuntary muscle contractions or spasms. Specifically, BOTOX is a purified neurotoxin complex injection marketed in the U.S. and other major countries for the treatment of blepharospasm (uncontrollable contraction of the eyelid muscle which causes functional blindness) and strabismus (misalignment of the eyes). Since 1995, sales of BOTOX have grown tremendously, in excess of 35% per year. BOTOX has the potential to be Allergan's first single product to reach $200 million in annual worldwide revenues by the year 2001.

Allergan and its products earn high marks from industry professionals. One physician described the company as "one of the giants" in the field of ophthalmology while a drug retailer was highly complimentary of Allergan's marketing and service. Both confirmed the increased pressure from managed care to use generic drugs, but expressed confidence in Allergan's ability to develop and deliver new products to the marketplace over time and thereby maintain its leadership.

MANAGEMENT - Allergan's Executive Committee consists of seven individuals responsible for developing and executing the company's strategy. In October 1997, Allergan announced important top management changes effective January 1998. The Chairman, President, and CEO, William C. Shepherd, announced his retirement after 31 years in a number of leadership positions at the company. He has held the title of CEO since 1992. After his departure, he will continue to consult for the company. The new President and CEO will be David Pyott, who is currently head of the Nutrition Division and a member of the Executive Committee of Novartis AG (OTC:NVTSY). He has had more than 16 years of experience in the pharmaceutical industry. Dr. Herbert W. Boyer, a founder of Genentech (NYSE:GNE) and currently a member of Allergan's Board of Directors, will assume the title of Chairman of the Board. Although we have not yet met the new leadership, we are encouraged by their experience and their reputations in the industry. Co-founder and former CEO of Allergan, Gavin S. Herbert, remains on the board as Chairman Emeritus.

At this time, Allergan is an especially intriguing investment opportunity. The stock has strong financial characteristics, including excellent free cash-flow and low debt. It is one of the last of the independent, smaller pharmaceutical companies in an industry where mega-merger consolidation has been the norm in recent years. Moreover, with its emerging lineup of exciting new products, Allergan is on the cusp of earnings improvement. As such, we anticipate earnings per share of $2.05 in 1998, up from a disappointing $1.75 this year. While the stock has started to attract attention, it continues to trade at one of the lowest valuations in the pharmaceutical industry.


                                                                               7
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                                                                COMPANY IN FOCUS

[LOGO]
400 Putman Building
215 North Main Street
Davenport, Iowa 52801-1924

LEE ENTERPRISES (NYSE: LEE) Founded in 1890 by journalist, A.W. Lee, and headquartered in Davenport, IA, Lee Enterprises is a diversified media company with newspaper, shoppers and broadcasting properties. The company's media enterprises are primarily located in small niche markets often near state capitals or major universities in the midwest, west and southwestern United States. Lee publishes twenty-one daily newspapers in cities where daily circulation exceeds 30,000 for nearly half its papers. Lee also publishes forty-five weekly newspapers and specialty industry publications. Additionally, the company has fourteen television stations, most of which are located in larger cities.

The tremendous economics inherent in its businesses are the driving factors attracting us to Lee. Approximately 75% of revenues and operating cash flow have, in the past, resulted from the company's newspaper operation. Many of these publications are virtual monopolies in small-town markets where name recognition is difficult to replicate. Furthermore, the newspaper business generates a great deal of cash. Lee's core properties include the WISCONSIN STATE JOURNAL in Madison, WI, the LINCOLN JOURNAL STAR in Lincoln, NE, the BILLINGS GAZETTE in Billings, MT, and the QUAD-CITY TIMES in Davenport, IA.

Rising advertising rates in retail and classifieds have driven Lee's top-line growth. Additionally, favorable newsprint costs have boosted the company's operating income. We expect ad revenues to continue to grow for the foreseeable future. And although the price of newsprint has risen recently, it is still below the prior year's level and increased inventory from foreign newsprint suppliers should help limit any significant price increases.

Lee's broadcasting operation represents approximately one-fourth of total revenues and operating income. The company has ABC, CBS and NBC affiliates located in cities including, Tucson, AZ, Omaha, NE, Portland, OR, Honolulu, HI, Topeka, KS, and Huntington/Charleston, WV. Half of Lee's ten largest properties are CBS affiliates and represent approximately 60% of broadcasting profits.

The economics of the broadcasting industry are quite simple. A network affiliate attempts to sell advertising while keeping its costs down. Television advertising trends continue to be quite favorable as television remains the most effective mass advertising medium by virtue of its ability to reach millions of people at once. Broadcast television has a significant advantage over cable given its larger prime time rating and greater household coverage. On the


8
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COMPANY IN FOCUS

expense side, costs associated with programming have been declining as the supply of programs continues to exceed demand. This combination has produced an attractive operating environment.

REASONS FOR RECOMMENDATION

SEASONED MANAGEMENT TEAM. One of Lee's most attractive assets is its seasoned management team. Management is comprised of a talented group of executives with substantial experience in publishing and broadcasting. Furthermore, we are impressed by management's drive and love for the business. Executives at two publishing companies in our portfolio confirm that management enjoys a solid reputation within the industry as keen operators.

LEE GENERATES A TREMENDOUS AMOUNT OF OWNERS' EARNINGS. Given the low capital expenditure outlay inherent in the newspaper and broadcasting businesses, free cash flow has totaled more than $300 million over the last five years. Management returned nearly two-thirds of this cash to shareholders via share repurchases and dividends. Additionally, Lee's strong cash flow has allowed the company to reduce its total debt level nearly $110 million during this period.

MANAGEMENT IS OWNER ORIENTED AND APPEARS ASTUTE IN ALLOCATING CAPITAL TO MAXIMIZE SHAREHOLDER VALUE. As a case in point, management spent nearly $100 million over the last four years repurchasing shares. For the nine months ended June 1997, management spent nearly $26 million to repurchase and retire more than one million shares. Furthermore, earlier this year, the company sold its low margin printing and plate processing business. This move has allowed management to focus on its highly profitable core media businesses.

LEE TRADES AT A SIGNIFICANT DISCOUNT TO ITS ESTIMATED PRIVATE MARKET VALUE
(PMV). Since Lee is composed of two distinct businesses, each with its own set of economics, we firmly believe each must be valued separately. As such, we estimate Lee's PMV to be approximately $40. Thus at a current price of $28.38, Lee is selling at a 29% discount to its PMV.

We recommend investors initiate a position in Lee Enterprises at current levels.

ARIEL EQUITY FUNDS

TEN LARGEST HOLDINGS
as of September 30, 1997

1    NORTHERN TRUST CORP.
     Chicago-based bank holding company

2    CENTRAL NEWSPAPERS, INC.
     Leading media company that publishes daily and weekly newspapers in metropolitan Phoenix and Indianapolis

3    INTERFACE, INC.
     World's leading manufacturer and marketer of carpet tiles

4    FIRST BRANDS CORP.
     Manufacturer and marketer of consumer products for home and automobile markets

5    HASBRO, INC.
     World's largest toy manufacturer

6    MBIA, INC.
     Leading insurer of municipal bonds

7    ROUSE CO.
     Retail mall developer

8    SAFETY-KLEEN
     World's largest recycler of automotive and hazardous and non-hazardous fluids

9    ECOLAB, INC.
     Leading developer and marketer of premium cleaning and sanitizing products and services for the hospitality markets

10   SPECIALTY EQUIPMENT
     Manufacturer of commercial and institutional food service equipment

ARIEL GROWTH FUND
Inception November 6, 1986

ARIEL GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH BUT DOES SO AT A HIGHER RISK THAN THE ARIEL APPRECIATION FUND. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.


AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30,1997

                             1 Year     3 Year    5 Year   10 Year  Life of Fund
--------------------------------------------------------------------------------
ARIEL GROWTH FUND            +43.3%     +24.0%    +16.8%   +13.5%      +15.7%
--------------------------------------------------------------------------------

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.

ARIEL GROWTH FUND PORTFOLIO COMPOSITION

[EDGAR REPRESENTATION OF CHART]

Consumer Staples                         8.1%
Consumer Discretionary and Services     38.5%
Financial Services                      13.6%
Producer Durables                        9.1%
Health Care                              2.5%
Materials and Processing                22.0%
Utilities                                2.8%
Other                                    3.4%


S & P 500 PORTFOLIO COMPOSITION

[EDGAR REPRESENTATION OF CHART]

Other Energy                              1.5%
Autos and Transportation                  3.7%
Producer Durables                         4.6%
Other                                     5.6%
Materials and Processing                  6.5%
Integrated Oils                           7.8%
Utilities                                 9.1%
Consumer Discretionary and Services       9.5%
Health Care                              10.7%
Consumer Staples                         10.9%
Technology                               13.2%
Financial Services                       16.9%


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL GROWTH FUND AND COMPARABLE INDICES*

[EDGAR REPRESENTATION OF CHART]

DATE     GROWTH       S&P         RUSSELL
1986     $10,000      $10,000     $10,000
1987     $11,367      $10,258     $ 9,281
1988     $15,906      $11,980     $11,391
1989     $19,900      $15,749     $13,604
1990     $16,699      $15,260     $11,580
1991     $22,163      $19,910     $18,968
1992     $24,763      $21,427     $19,738
1993     $28,924      $23,587     $23,002
1994     $25,786      $23,897     $22,759
1995     $30,562      $32,878     $29,975
1996     $37,747      $40,426     $35,880
1997     $49,003      $52,409     $45,392

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2500 Index measures the performance of small and mid-sized companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

ARIEL APPRECIATION FUND
Inception December 1, 1989

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL GROWTH FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID CAP) STOCKS.

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1997

                              1 Year        3 Year        5 Year    Life of Fund
--------------------------------------------------------------------------------
ARIEL APPRECIATION FUND      +42.3%         +24.0%        +17.0%      +14.7%
--------------------------------------------------------------------------------

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.

ARIEL APPRECIATION FUND PORTFOLIO COMPOSITION

[EDGAR REPRESENTATION OF CHART]

Consumer Staples                              8.3%
Consumer Discretionary                       36.9%
Utilities                                     3.6%
Financial Services                           16.6%
Producer Durables                            10.4%
Health Care                                   5.8%
Materials and Processing                     14.9%
Other                                         3.5%


S&P 500 PORTFOLIO COMPOSITION

[EDGAR REPRESENTATION OF CHART]

Consumer Staples                             10.9%
Consumer Discretionary and Services           9.5%
Financial Services                           16.9%
Producer Durables                             4.6%
Health Care                                  10.7%
Materials and Processing                      6.5%
Technology                                   13.2%
Integrated Oils                               7.8%
Other Energy                                  1.5%
Autos & Transportation                        3.7%
Utilities                                     9.1%
Other                                         5.6%


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

[EDGAR REPRESENTATION OF CHART]

DATE      APP          S&P         RUSSELL
1989      $10,000      $10,000     $10,000
1990       $9,902       $9,922     $ 8,554
1991      $13,164      $12,945     $12,549
1992      $14,930      $13,932     $14,580
1993      $16,115      $15,336     $16,992
1994      $14,763      $15,539     $16,812
1995      $18,330      $21,378     $22,142
1996      $22,877      $26,266     $26,358
1997      $29,315      $34,077     $33,530

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2500 Index measures the performance of small and mid-sized companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

TEN LARGEST HOLDINGS
as of September 30, 1997

1    NORTHERN TRUST CORP.
     Chicago-based bank holding company

2    ROUSE CO.
     Retail mall developer

3    HASBRO, INC.
     World's largest toy manufacturer

4    MBIA, INC.
     Leading insurer of municipal bonds

5    SAFETY-KLEEN
     World's largest recycler of automotive and hazardous and non-hazardous fluids

6    FIRST BRANDS CORP.
     Manufacturer and marketer of consumer products for home and automobile markets

7    SPECIALTY EQUIPMENT
     Manufacturer of commercial and institutional food service equipment

8    LEGGETT & PLATT, INC.
     Specializes in manufacturing and marketing components for the home furnishing industry and diversified markets

9    CENTURY TELEPHONE ENTERPRISES
     Diversified, independent telecommunications company

10   HARTE-HANKS COMMUNICATIONS
     Diversified communications company

ARIEL GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997

   Number       COMMON STOCKS--91.46%            Cost          Market Value
 of Shares

                ADVERTISING--2.95%
    66,500      Omnicom Group, Inc.            $954,683          $4,837,875
                                              ---------          ----------

                BUSINESS SERVICES--4.00%
   135,100      Ecolab, Inc.                  1,664,870           6,560,794
                                              ---------          ----------

                CONSUMER PRODUCTS--7.04%
    43,000      Clorox Co.                      835,737           3,187,375
   287,000      First Brands Corp.            4,451,490           7,677,250
    40,620      Oil-Dri Corporation of
                 America                        690,540             688,001
                                              ---------          ----------
                                              5,977,767          11,552,626
                                              ---------          ----------

                DIVERSIFIED OPERATIONS--3.14%

   189,100      Whitman Corp.                 4,549,663           5,152,975
                                              ---------          ----------

  Number        COMMON STOCKS--91.46% (cont)         Cost         Market Value
 of Shares

                ENTERTAINMENT & LEISURE--4.64%
   270,900      Hasbro, Inc.                      $4,346,160        $7,619,062
                                                  ----------        ----------

                ENVIRONMENTAL--4.40%
   301,350      Safety-Kleen Corp.                 4,758,938         7,213,566
                                                   ---------        ----------

                FINANCIAL SERVICES--11.90%
    60,600      MBIA, Inc.                         3,565,557         7,601,513
   134,000      Northern Trust Corp.               2,374,339         7,922,750
    59,400      T. Rowe Price Associates             228,741         3,994,650
                                                   ---------        ----------
                                                   6,168,637        19,518,913
                                                   ---------        ----------

                FOOD & RESTAURANTS--4.66%
   193,933      Bob Evans Farms, Inc.              2,305,055         3,684,727
   164,500      McCormick & Co., Inc.              3,588,985         3,958,281
                                                   ---------        ----------
                                                   5,894,040         7,643,008
                                                   ---------        ----------

                FURNITURE & FURNISHINGS--9.43%
   264,100      Interface, Inc., Class A           3,989,788         7,691,912
   102,600      Leggett & Platt, Inc.              1,071,207         4,572,113
    60,090      Miller (Herman), Inc.                500,722         3,214,815
                                                   ---------        ----------
                                                   5,561,717        15,478,840
                                                   ---------        ----------

                HEALTH CARE--2.20%
    66,100      Allergan, Inc.                    $1,807,505        $2,391,994
    30,400      Bergen Brunswig Corp., Class A       349,050         1,227,400
                                                   ---------        ----------
                                                   2,156,555         3,619,394
                                                   ---------        ----------

                INDUSTRIAL--5.37%
    73,400      Brady (WH) Co.                     1,625,350         2,293,750
   389,400      Specialty Equipment Cos., Inc.*    4,659,801         6,522,450
                                                   ---------        ----------
                                                   6,285,151         8,816,200
                                                   ---------        ----------

                INSURANCE--0.62%
    27,200      Arthur J. Gallagher & Co.            908,305         1,013,200
                                                   ---------        ----------

                MISCELLANEOUS--2.39%
    89,100      Century Telephone Enterprises      2,947,400         3,920,400
                                                   ---------        ----------

                NEWSPAPERS--9.82%
   627,110      American Media, Inc., Class A*     5,791,957         5,330,435
   104,000      Central Newspapers, Inc., Class A  1,731,540         7,722,000
    92,800      Harte-Hanks Communications         1,167,049         3,056,600
                                                   ---------        ----------
                                                   8,690,546        16,109,035
                                                   ---------        ----------

    Number      COMMON STOCKS--91.46% (cont)          Cost        Market Value
  of Shares

                OFFICE & BUSINESS EQUIPMENT--4.46%
   134,620      General Binding Corp.             $1,968,983        $4,021,772
   143,900      Hunt Mfg. Co.                      1,916,478         3,291,713
                                                   ---------        ----------
                                                   3,885,461         7,313,485
                                                   ---------        ----------

                PACKAGING--3.25%
   223,000      Shorewood Packaging Corp.*         2,269,493         5,324,125
                                                   ---------        ----------

                PRINTING & PUBLISHING--3.75%
   247,200      Golden Books*                      2,789,785         2,750,100
    84,400      Lee Enterprises                    2,122,053         2,394,850
    72,100      Thomas Nelson, Inc.                  841,584         1,000,388
                                                   ---------        ----------
                                                   5,753,422         6,145,338
                                                   ---------        ----------

                REAL ESTATE--4.40%
   232,900      Rouse Co.*                         3,095,958         7,219,900
                                                   ---------        ----------

                RETAILING--3.04%
   187,000      Longs Drug Stores, Inc.            3,312,291         4,990,562
                                                   ---------        ----------
                Total Common Stocks               79,181,057       150,049,298
                                                  ----------       -----------


  Principal     REPURCHASE                          Cost          Market Value
    Amount      AGREEMENTS--8.95%

  $14,690,947   State Street Bank & Trust
                Company Repurchase Agreement,
                4.75%, dated 9/30/97, repurchase
                price $14,692,877, maturing
                10/1/97 (collateralized by U.S.
                Treasury Bond, 6.125%, 3/31/98)  $14,690,947       $14,690,947
                                                 -----------       -----------

                Total Repurchase Agreements       14,690,947        14,690,947
                                                 -----------       -----------


                Total Investments--100.41%       $93,872,004       164,740,245
                                                 -----------
                                                 -----------

                Liabilities, less
                Cash and Other Assets--(0.41)%                       (674,784)
                                                                   ------------

                NET ASSETS--100.00%                               $164,065,461
                                                                  ------------
                                                                  ------------

*Non-income producing

The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997

    Number      COMMON STOCKS--93.20%               Cost          Market Value
  of Shares
                ADVERTISING--3.13%
    80,150      Omnicom Group, Inc.               $1,565,730        $5,830,912
                                                  ----------       -----------

                BUSINESS SERVICES--2.39%
    64,800      Ecolab, Inc.                       1,601,491         3,146,850
    41,900      Equifax, Inc.                        280,470         1,317,231
                                                  ----------       -----------
                                                   1,881,961         4,464,081
                                                  ----------       -----------

                CHEMICALS--1.97%
   103,400      Morton International, Inc.         2,467,804         3,670,700
                                                  ----------       -----------

                CONSUMER PRODUCTS--6.28%
    58,300      Clorox Co.                         2,103,914         4,321,487
   276,400      First Brands Corp.                 5,790,572         7,393,700
                                                  ----------       -----------
                                                   7,894,486        11,715,187
                                                  ----------       -----------

                DIVERSIFIED OPERATIONS--3.20%
   218,800      Whitman Corp.                     $5,377,779        $5,962,300
                                                  ----------       -----------

                ENTERTAINMENT & LEISURE--7.27%
   116,700      Carnival Cruise Lines, Inc.        1,805,622         5,397,375
   289,950      Hasbro, Inc.                       4,678,686         8,154,844
                                                  ----------       -----------
                                                   6,484,308        13,552,219
                                                  ----------       -----------

                ENVIRONMENTAL--3.99%
   310,300      Safety-Kleen Corp.                 4,730,595         7,427,806
                                                  ----------       -----------

                FINANCIAL SERVICES--14.00%
    62,000      MBIA, Inc.                         4,053,446         7,777,125
    66,370      MBNA Corp.                           462,809         2,687,985
   166,200      Northern Trust Corp.               3,482,478         9,826,575
    86,400      T. Rowe Price Associates           1,251,750         5,810,400
                                                  ----------       -----------
                                                   9,250,483        26,102,085
                                                  ----------       -----------

                FOOD & RESTAURANTS--3.58%
   115,400      Bob Evans Farms, Inc.              2,258,483         2,192,600
   186,155      McCormick & Co., Inc.              4,280,472         4,479,355
                                                  ----------       -----------
                                                   6,538,955         6,671,955
                                                  ----------       -----------

    Number      COMMON STOCKS--93.20% (cont)         Cost         Market Value
  of Shares

                FURNITURE & FURNISHINGS--6.36%
   153,860      Leggett & Platt, Inc.             $1,876,028        $6,856,386
    93,600      Miller (Herman), Inc.              1,289,086         5,007,600
                                                  ----------       -----------
                                                   3,165,114        11,863,986
                                                  ----------       -----------

                HEALTH CARE--4.96%
    90,400      Allergan, Inc.                     2,935,845         3,271,350
    51,333      Bergen Brunswig Corp., Class A       648,466         2,072,570
    91,000      Sybron Corp.*                      1,050,861         3,907,313
                                                  ----------       -----------
                                                   4,635,172         9,251,233
                                                  ----------       -----------

                INDUSTRIAL--6.39%
   155,700      Brady (WH) Co.                     3,303,191         4,865,625
   421,100      Specialty Equipment Cos., Inc.*    5,469,010         7,053,425
                                                  ----------       -----------
                                                   8,772,201        11,919,050
                                                  ----------       -----------

                INSURANCE--0.77%
    34,500      Arthur J. Gallagher & Co.          1,156,293         1,285,125
     4,190      Choicepoint, Inc.*                    33,284           156,601
                                                  ----------       -----------
                                                   1,189,577         1,441,726
                                                  ----------       -----------

                MISCELLANEOUS--3.46%
   146,600      Century Telephone Enterprises      4,617,027         6,450,400
                                                  ----------       -----------

                NEWSPAPERS--6.72%
    61,300      Central Newspapers, Inc.,
                 Class A                          $2,995,079        $4,551,525
   187,375      Harte-Hanks Communications         2,239,400         6,171,664
    34,000      Tribune Co.                          863,186         1,812,625
                                                  ----------       -----------
                                                   6,097,665        12,535,814
                                                  ----------       -----------

                OFFICE & BUSINESS
                 EQUIPMENT--3.49%
   129,305      General Binding Corp.              2,131,766         3,862,987
    31,900      Pitney-Bowes, Inc.                 1,103,507         2,653,681
                                                  ----------       -----------
                                                   3,235,273         6,516,668
                                                  ----------       -----------


                PACKAGING--3.24%
   252,810      Shorewood Packaging Corp.*         2,666,047         6,035,839
                                                  ----------       -----------

                PRINTING & PUBLISHING--4.27%
    98,500      Houghton Mifflin Co.               1,939,390         3,718,375
    95,100      Lee Enterprises                    2,427,850         2,698,463
   111,600      Thomas Nelson, Inc.                1,274,272         1,548,450
                                                  ----------       -----------
                                                   5,641,512         7,965,288
                                                  ----------       -----------

                REAL ESTATE--4.50%
   270,900      Rouse Co.*                         3,064,362         8,397,900
                                                  ----------       -----------

    Number      COMMON STOCKS--93.20% (cont)            Cost      Market Value
  of Shares

                RETAILING--3.23%
   225,840      Longs Drug Stores, Inc.           $4,114,765        $6,027,105
                                                  ----------       -----------

               Total Common Stocks                93,390,816       173,802,254
                                                  ----------       -----------

 Principal      REPURCHASE
  Amount        AGREEMENTS--7.24%

$13,504,980     State Street Bank & Trust
                Company Repurchase
                Agreement, 4.75%, dated
                9/30/97,  repurchase price
                $13,506,762, maturing
                10/1/97 (collateralized by
                U.S. Treasury Bond,
                6.125%, 3/31/98)                  13,504,980        13,504,980
                                                  ----------       -----------

                Total Repurchase Agreements       13,504,980        13,504,980
                                                  ----------       -----------


                Total Investments--100.44%      $106,895,796       187,307,234
                                                ------------       -----------
                                                ------------       -----------

                Liabilities, less Cash
                and Other Assets--(0.44)%                            $(829,128)

                NET ASSETS--100.00%                               $186,478,106
                                                                  ------------
                                                                  ------------
*Non-income producing

The accompanying notes are an integral part of the financial statements.

                           EQUITY STATISTICAL SUMMARY


ARIEL GROWTH
(UNAUDITED)

                                                                          Earnings Per Share
                                                                     ----------------------------
                                                     52 - Week
                                                       Range          1996      1997      1998      1996      1997     1998   Market
                             Ticker     Price     ---------------    Actual  Estimated Estimated    P/E        P/E      P/E    Cap.
Company                      Symbol    9/30/97    Low       High    Calendar  Calendar  Calendar  Calendar  Calendar  Calendar ($MM)
Oil-Dri Corp. of America      ODC       16.94     12.75     17.88      0.85      1.09      1.22      19.9      15.5      13.9    110
Hunt Manufacturing Co.        HUN       22.88     16.50     24.25      1.31      1.08      1.52      17.5      21.2      15.0    254
Thomas Nelson, Inc.           TNM       13.88      8.88     15.25      0.04      0.58      0.65      NM        23.9      21.3    282
American Media, Inc.          ENQ        8.50      4.88      9.06      0.14      0.36      0.49      60.7      23.6      17.3    355
Specialty Equipment Cos.      SPEQ      16.75     11.00     17.13      1.51      1.42      1.55      11.1      11.8      10.8    370
Shorewood Packaging Corp.     SHOR      23.88     16.88     24.13      1.26      1.44      1.65      18.9      16.6      14.5    432
General Binding Corp.         GBND      29.88     23.50     33.25      1.60      1.83      2.31      18.7      16.3      12.9    472
Golden Books
 Family Entertainment         GBFE      11.13      7.88     13.38     (3.06)    (0.48)     0.10      NM        NM        NM      540
Arthur J. Gallagher & Co.     AJG       37.25     29.13     37.75      2.58      2.75      2.90      14.4      13.5      12.8    611
W.H. Brady Co.                BRCOA     31.25     20.50     31.25      1.33      1.60      1.86      23.5      19.5      16.8    684
Interface, Inc.               IFSIA     29.13     16.13     30.63      1.23      1.53      1.94      23.7      19.0      15.0    699
Bob Evans Farms, Inc.         BOBE      19.00     12.13     19.06      0.82      1.01      1.20      23.2      18.8      15.8    809
Longs Drug Stores Corp.       LDG       26.69     21.31     27.88      1.49      1.45      1.58      17.9      18.4      16.9  1,033
First Brands Corporation      FBR       26.75     20.13     29.38      1.62      1.35      1.69      16.5      19.8      15.8  1,073
Harte-Hanks Communications    HHS       32.94     24.50     33.00      0.83      1.09      1.58      39.7      30.2      20.8  1,229
Lee Enterprises               LEE       28.38     20.75     30.50      1.18      1.37      1.50      24.0      20.7      18.9  1,317
Safety-Kleen Corporation      SK        23.94     14.13     26.00      1.05      1.07      1.22      22.8      22.4      19.6  1,396
McCormick & Company, Inc.     MCCRK     24.06     22.50     27.00      1.03      1.28      1.45      23.4      18.8      16.6  1,810
Central Newspapers, Inc.      ECP       74.25     38.25     76.25      2.31      3.40      3.88      32.1      21.8      19.1  1,871
Bergen Brunswig Corp.         BBC       40.38     20.70     45.75      1.49      1.71      1.96      27.1      23.6      20.6  2,035
Allergan Inc.                 AGN       36.19     25.88     38.13      2.00      1.80      2.05      18.1      20.1      17.7  2,345
Rouse Company                 RSE       31.00     25.00     32.25      2.17      2.46      2.71      14.3      12.6      11.4  2,384
Herman Miller, Inc.           MLHR      53.50     20.50     56.38      1.45      2.02      2.48      36.9      26.5      21.6  2,466
Century Telephone Enterprises CTL       44.00     28.50     44.00      2.14      2.45      2.70      20.6      18.0      16.3  2,658
Whitman Corporation           WH        27.25     21.63     27.25      1.38      1.35      1.50      19.7      20.2      18.2  2,769
Ecolab, Inc.                  ECL       48.56     33.50     49.88      1.71      1.96      2.22      28.4      24.8      21.9  3,147
Hasbro, Inc.                  HAS       28.13     22.88     31.13      1.52      1.73      1.88      18.5      16.3      15.0  3,572
T. Rowe Price Associates      TROW      67.25     32.00     67.88      1.59      2.15      2.50      42.3      31.3      26.9  3,894
Leggett & Platt, Inc.         LEG       44.56     29.38     47.75      1.78      2.14      2.43      25.0      20.8      18.3  4,260
MBIA Incorporated             MBI      125.44     85.63    129.06      7.22      8.12      9.04      17.4      15.4      13.9  5,595
Omnicom Group, Inc.           OMC       72.75     43.25     75.00      2.25      2.70      3.12      32.3      26.9      23.3  5,922
Northern Trust Corp.          NTRS      59.13     32.00     59.50      2.20      2.58      2.90      26.9      22.9      20.4  6,604
Clorox Company                CLX       74.25     47.50     74.38      2.28      2.54      2.89      32.6      29.2      25.7  7,663


Note: All Earnings Per Share Numbers Are Fully Diluted. Such Numbers Are From Continuing Operations And Are Adjusted For Non-Recurring Items. The Rouse Company Numbers Are Before Depreciation and Deferred Taxes.

NM = Not Meaningful.

                                                                             EARNINGS PER SHARE
                                                                      ----------------------------
                                                   52 - WEEK
                                                     RANGE         1996     1997       1998       1996      1997      1998    MARKET
                               TICKER   PRICE    --------------   ACTUAL  ESTIMATED  ESTIMATED    P/E       P/E       P/E      CAP.
COMPANY                        SYMBOL  9/30/97    LOW      HIGH  CALENDAR  CALENDAR   CALENDAR  CALENDAR  CALENDAR  CALENDAR  ($MM)
Hunt Manufacturing Co.         HUN      22.88    16.50    24.25    1.31      1.08       1.52       17.5      21.2     15.0       254
Thomas Nelson, Inc.            TNM      13.88     8.88    15.25    0.04      0.58       0.65         NM      23.9     21.3       282
Specialty Equipment Cos.       SPEQ     16.75    11.00    17.13    1.51      1.42       1.55       11.1      11.8     10.8       370
Shorewood Packaging Corp.      SHOR     23.88    16.88    24.13    1.26      1.44       1.65       18.9      16.6     14.5       432
General Binding Corp.          GBND     29.88    23.50    33.25    1.60      1.83       2.31       18.7      16.3     12.9       472
ChoicePoint, Inc.              CPS      37.38    30.75    38.63    1.54      1.75       2.00       24.3      21.4     18.7       542
Arthur J. Gallagher & Co.      AJG      37.25    29.13    37.75    2.58      2.75       2.90       14.4      13.5     12.8       611
W.H. Brady Co.                 BRCOA    31.25    20.50    31.25    1.33      1.60       1.86       23.5      19.5     16.8       684
Bob Evans Farms, Inc.          BOBE     19.00    12.13    19.06    0.82      1.01       1.20       23.2      18.8     15.8       809
Longs Drug Stores Corp.        LDG      26.69    21.31    27.88    1.49      1.45       1.58       17.9      18.4     16.9     1,033
First Brands Corporation       FBR      26.75    20.13    29.38    1.62      1.35       1.69       16.5      19.8     15.8     1,073
Houghton Mifflin Company       HTN      37.75    22.63    39.19    1.11      1.50       1.80       34.0      25.2     21.0     1,133
Harte-Hanks Communications     HHS      32.94    24.50    33.00    0.83      1.09       1.58       39.7      30.2     20.8     1,229
Lee Enterprises                LEE      28.38    20.75    30.50    1.18      1.37       1.50       24.0      20.7     18.9     1,317
Safety-Kleen Corporation       SK       23.94    14.13    26.00    1.05      1.07       1.22       22.8      22.4     19.6     1,396
McCormick & Company, Inc.      MCCRK    24.06    22.50    27.00    1.03      1.28       1.45       23.4      18.8     16.6     1,810
Central Newspapers, Inc.       ECP      74.25    38.25    76.25    2.31      3.40       3.88       32.1      21.8     19.1     1,871
Bergen Brunswig Corp.          BBC      40.38    20.70    45.75    1.49      1.71       1.96       27.1      23.6     20.6     2,035
Sybron International Corp      SYB      42.94    26.75    43.75    1.41      1.64       2.02       30.5      26.2     21.3     2,065
Allergan Inc.                  AGN      36.19    25.88    38.13    2.00      1.80       2.05       18.1      20.1     17.7     2,345
Rouse Company                  RSE      31.00    25.00    32.25    2.17      2.46       2.71       14.3      12.6     11.4     2,384
Herman Miller, Inc.            MLHR     53.50    20.50    56.38    1.45      2.02       2.48       36.9      26.5     21.6     2,466
Century Telephone Enterprises  CTL      44.00    28.50    44.00    2.14      2.45       2.70       20.6      18.0     16.3     2,658
Whitman Corporation            WH       27.25    21.63    27.25    1.38      1.35       1.50       19.7      20.2     18.2     2,769
Ecolab, Inc.                   ECL      48.56    33.50    49.88    1.71      1.96       2.22       28.4      24.8     21.9     3,147
Hasbro, Inc.                   HAS      28.13    22.88    31.13    1.52      1.73       1.88       18.5      16.3     15.0     3,572
T. Rowe Price Associates       TROW     67.25    32.00    67.88    1.59      2.15       2.50       42.3      31.3     26.9     3,894
Leggett & Platt, Inc.          LEG      44.56    29.38    47.75    1.78      2.14       2.43       25.0      20.8     18.3     4,260
Equifax, Incorporated          EFX      31.44    26.50    37.19    1.05      1.27       1.50       29.9      24.8     21.0     4,546
Morton International           MII      35.38    29.88    44.63    1.27      1.63       1.96       27.9      21.7     18.0     4,793
MBIA Incorporated              MBI     125.44    85.63   129.06    7.22      8.12       9.04       17.4      15.4     13.9     5,595
Omnicom Group, Inc.            OMC      72.75    43.25    75.00    2.25      2.70       3.12       32.3      26.9     23.3     5,922
Tribune Company                TRB      53.31    35.50    54.94    1.97      2.20       2.50       27.1      24.2     21.3     6,547
Northern Trust Corp.           NTRS     59.13    32.00    59.50    2.20      2.58       2.90       26.9      22.9     20.4     6,604
Clorox Company                 CLX      74.25    47.50    74.38    2.28      2.54       2.89       32.6      29.2     25.7     7,663
Pitney Bowes Inc.              PBI      83.19    52.50    85.00    3.12      3.55       4.10       26.7      23.4     20.3    12,220
Carnival Corporation           CCL      46.25    29.25    47.19    1.95      2.20       2.50       23.7      21.0     18.5    13,796
MBNA Corporation               KRB      27.00    14.89    30.58    0.89      1.15       1.41       30.3      23.5     19.1    14,175


Note: All Earnings Per Share Numbers Are Fully Diluted. Such Numbers Are
      From Continuing Operations And Are Adjusted For Non-Recurring Items. The Rouse Company Numbers Are Before Depreciation and Deferred Taxes.
NM =  Not Meaningful.

ARIEL PREMIER BOND

DEAR FELLOW SHAREHOLDER: For the three months ending September 30, 1997, the Ariel Premier Bond Fund, Institutional Class returned 3.1% and the Ariel Premier Bond Fund, Investor Class returned 3.0%. The broader bond market as represented by the Lehman Brothers Aggregate Bond Index gained 3.3% for the same period. Despite a challenging quarter, it is worth noting that for the trailing one-year period ending September 30, the Institutional Class continues to outpace the average high-quality bond fund as defined by Morningstar, Inc. Morningstar's PRINCIPIA ranks the Ariel Premier Bond Fund, Institutional Class within the top third of its high-quality bond fund objective, with a trailing one-year return through September 30 ranking 66 out of 245 funds.

The Fund benefitted from the strong performance of the asset-backed securities which are overweighted and comprise roughly one-fourth of the portfolio. However, our conservative duration posture continues to hold us back relative to the broad bond market given continued optimism for low inflation. Indeed, market investors have grown so optimistic that instead of economic growth, the inflation outlook has had the dominant influence over bond yields. Yields fell significantly in the third quarter despite expectations for growth in excess of 3%. It is our view that this prevailing sentiment will likely be disappointed over the next several quarters. Today's optimism is founded in recent and unusual trends in inflation, which continues to decline even as the economy thrives, defying traditional economic relationships.

We believe, however, the decline in core inflation since early 1995 is largely attributable to three sources: changes in methodology by the Bureau of Labor Statistics, the adjustment in medical inflation to managed care from fee-for-services, and falling import prices reflecting weak foreign economies. Once we account for these factors, the behavior of inflation appears a little less benign. We are convinced the effect of these temporary factors will wane in the coming months and traditional economic relationships will once again reassert themselves into 1998. With this conviction, we maintain a short duration in anticipation yields will need to rise when it becomes evident that inflation can indeed increase and the Federal Reserve will need to slow economic growth to contain price pressures.

Caution is the common thread woven through all of our portfolio management decisions. With the current low yields, we continue to closely monitor the prepayment risk of our mortgage securities by emphasizing discount issues. Additionally, we have kept corporate exposure low as spreads are generally very narrow and thus offer little compensation for added credit risk. Additionally, we continue to emphasize the asset-backed market as the primary vehicle to enhance income. The collateral is primarily AAA-rated issues.

As always, we are grateful for the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

/s/ John W. Rogers, Jr.                     /s/ Kenneth R. Meyer

John W. Rogers, Jr.                         Kenneth R. Meyer
President                                   Executive Vice President
Ariel Capital Management, Inc.              Lincoln Capital Management Company

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
                                       3Q97     1 Year     Life of Fund
--------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.     3.1%     +9.3%      +6.6%
ARIEL PREMIER BOND FUND, INV.  CL.     3.0%      N/A       +5.7%

ARIEL PREMIER BOND FUND PORTFOLIO COMPOSITION

[EDGAR REPRESENTATION OF CHART]

Mortgage-Backed         19.2%
Commercial Paper        16.2%
Corporate                6.8%
Other Assets & Cash      2.1%
Government & Agency     30.4%
Asset-Backed            25.3%

LEHMAN AGGREGATE BOND INDEX PORTFOLIO COMPOSITION

[EDGAR REPRESENTATION OF CHART]

Mortgage-Backed         29.8%
Corporate               19.2%
Asset-Backed             1.0%
Government & Agency     50.5%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INV. CL. AND COMPARABLE INDICES*

[EDGAR REPRESENTATION OF CHART]

              ARIEL PREMIER
DATE       BOND FUND, INV. CL.     LEHMAN AGGREGATE
Feb-97           $10,000               $10,000
Mar-97           $ 9,930               $ 9,914
Apr-97           $10,020               $10,062
May-97           $10,060               $10,158
Jun-97           $10,285               $10,279
Jul-97           $10,518               $10,558
Aug-97           $10,443               $10,467
Sep-97           $10,573               $10,622

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INST. CL. AND COMPARABLE INDICES*

[EDGAR REPRESENTATION OF CHART]

              ARIEL PREMIER
DATE       BOND FUND, INST. CL.    LEHMAN AGGREGATE
Oct-95          $1,000,000            $1,000,000
Dec-95          $1,035,122            $1,042,614
Mar-96          $1,009,187            $1,024,120
Jun-96          $1,018,867            $1,029,953
Sep-96          $1,039,607            $1,048,996
Dec-96          $1,087,709            $1,081,467
Mar-97          $1,063,762            $1,074,420
Jun-97          $1,101,562            $1,113,997
Sep-97          $1,136,857            $1,151,139

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997

 Par Value   ASSET-BACKED SECURITIES--25.26%              Cost      Market Value

$2,000,000   American Express, 971A,
             6.40%, 4/15/05                            $1,999,690     $2,009,380
 1,000,000   Associates Manufactured Housing,
             972A-3, 6.275%, 3/15/28                      999,701      1,000,000
   470,000   Capital Equipment Receivables
             Trust, 961A4, 6.28%, 6/15/00                 469,911        472,167
    70,000   Circuit City Credit Card,
             1995-1A, 6.375%, 8/15/05                      69,171         70,436
   800,000   First Omni, 96-AA, 6.65%, 9/15/03            807,083        811,680
 2,250,000   Fleetwood, 97BA, 6.40%, 5/15/13            2,246,841      2,256,323
    60,000   Green Tree Financial, 1995-1 A5,
             8.40%, 6/15/25                                65,885         63,045
 1,450,000   J.C. Penney Master Credit Card Trust,
             1990-C1, 9.625%, 6/30/00                   1,561,888      1,564,231
 2,500,000   MBNA Master Credit Card, 95DA,
             6.05%, 11/15/02                            2,489,898      2,498,400
 1,480,664   Merrill Lynch Mortgage Investors, Inc.,
             1995-C2-A1, Floating Rate, 6/15/21         1,500,800      1,505,420
 1,170,000   Metris, 96-1A, 6.45%, 2/20/02              1,177,528      1,181,864
   300,000   The Money Store, 1996-1 A3,
             6.85%, 12/20/02                              299,961        305,892
  $550,000   The Money Store, 1997-A A3,
             6.675%, 4/15/12                             $549,832       $555,648
   300,000   The Money Store, 1996-B A6,
             7.38%, 5/15/17                               299,954        307,470
   200,000   Olympic Auto Receivables,
             1995-EA4, 5.85%, 3/15/01                     198,242        200,118
 1,440,000   Prime, 95-1A, 6.75%, 11/15/05              1,446,561      1,466,150
   350,000   Private Label Credit Card,
             1994-2A, 7.80%, 9/20/03                      356,991        357,945
   430,000   Salomon Brothers, 96LB3, 6.875%,
             10/25/26                                     429,974        436,643
    45,000   Sears Credit Account, 96-1A,
             6.20%, 2/16/06                                44,156         44,964
   440,000   Sears Credit Account, 96-2A,
             6.50%, 10/15/03                              437,871        443,080
 2,005,000   Sears Credit Account, 96-4A,
             6.45%, 10/16/06                            2,000,926      2,024,850
   420,000   Standard Credit Card Master -
             Citibank, 94-4A, 8.25%, 11/7/03              445,147        452,071
 2,300,000   Standard Credit Card Master -
             Citibank, 951A, 8.25%, 1/7/07              2,504,414      2,539,177
 1,400,000   Team Fleet Financial Co.,
             97-1A, 7.35%, 5/15/03                      1,399,096      1,439,928
   300,000   UCFC, 96 CA 3, 7.15%,
             12/15/13                                     299,955        306,564
 1,880,000   World Financial, 96-A,
             6.70%, 2/15/04                             1,889,527      1,908,858

 Par Value   ASSET-BACKED SECURITIES--25.26%(cont)        Cost      Market Value

$2,265,156   World Omni Auto Lease,
             1996-AA1, 6.30%, 6/25/02                  $2,269,348     $2,271,385
   400,000   World Omni Auto Lease,
             1996-BA3, 6.25%, 11/15/02                    399,402        400,668
                                                       ----------     ----------

             Total Asset-Backed Securities             28,659,753     28,894,357
                                                       ----------     ----------

             CORPORATE DEBT--6.82%

   275,000   Bank of America II, 8.0%, 12/15/26           271,240        283,250
   275,000   J.C. Penney Co., 7.625%, 3/1/97              269,473        280,844
    95,000   JP Morgan Capital, 7.54%, 1/15/27             95,000         93,931
 1,400,000   Phillip Morris, 7.125%, 8/15/02            1,390,302      1,424,500
 1,879,782   Railcar Leasing LLC, 6.75%,
             7/15/06                                    1,879,054      1,905,629
 1,552,362   Railcar Trust, 1992-1A, 7.75%,
             6/1/04                                     1,618,185      1,627,543
   340,000   US West Capital Funding, Inc.,
             6.95%, 1/15/37                               339,322        345,950
 1,000,000   Safeco Capital Trust, 8.072%,
             7/15/37                                    1,000,000      1,015,000
   805,000   Suntrust Cap II, 7.90%,
             6/15/27                                      809,704        824,119
                                                       ----------     ----------

             Total Corporate Debt                       7,672,280      7,800,766
                                                       ----------     ----------

 Par Value   U.S. GOVERNMENT AGENCIES--25.07%             Cost      Market Value

             MORTGAGE-BACKED SECURITIES--19.16%
$1,466,052   Federal Home Loan Mortgage
             Corp. (FHLMC), 6.50%, 11/1/25             $1,384,143     $1,439,473
 3,975,531   FHLMC, 6.50%, 2/1/26                       3,847,440      3,891,051
 5,521,055   FHLMC Gold, 6.50%, 3/1/26                  5,222,277      5,393,353
   423,209   FHLMC Gold, 6.50%, 4/1/26                    390,427        413,289
   742,015   FHLMC Gold, 6.50%, 5/1/26                    684,532        724,766
    43,889   Federal National Mortgage
             Association (FNMA),
             7.00%, 10/1/23                                43,142         43,875
 1,826,452   FNMA, 6.50%, 4/1/24                        1,741,892      1,785,923
   436,322   FNMA, 7.00%, 5/1/24                          428,890        436,183
   463,485   FNMA, 6.50%, 11/1/25                         425,736        452,621
 1,508,246   FNMA, 6.50%, 1/1/26                        1,462,249      1,471,475
 6,017,909   FNMA, 6.50%, 5/1/26                        5,673,165      5,871,192
                                                       ----------     ----------

                                                       21,303,893     21,923,201
                                                       ----------     ----------

             OTHER AGENCY ISSUES--5.91%
 2,455,000   FNMA, 6.85%, 5/17/20                       2,431,274      2,485,687
   250,000   Government Trust Certificate,
             Aid Israel, 5.70%, 2/15/03                   249,295        242,812
 1,746,022   Government Trust Certificate,
             Israel Trust, Series 2E, 9.40%,
             5/15/02                                    1,859,953      1,844,235
 1,101,779   Pemex Exp Trust, 7.66%, 8/15/01            1,133,202      1,135,229

 Par Value   U.S. GOVERNMENT AGENCIES--25.07%             Cost      Market Value

  $630,000   Resolution Funding Corporation,
             8.125%, 10/15/19                            $696,569       $741,989
   245,000   Resolution Funding Corporation,
             8.875%, 7/15/20                              304,042        310,709
                                                       ----------     ----------
                                                        6,674,335      6,760,661
                                                       ----------     ----------

             Total U.S. Government Agencies            27,978,228     28,683,862
                                                       ----------     ----------



             U.S. GOVERNMENT OBLIGATIONS--24.46%

   425,000   U.S.  Treasury Bond,
             11.75%, 11/15/14                             607,893        616,675
12,735,000   U.S. Treasury Bond,
             8.125%, 8/15/19                           14,723,350     15,140,132
 2,660,000   U.S. Treasury Note,
             5.625%, 11/30/98                           2,640,859      2,657,207
 8,825,000   U.S. Treasury Note,
             7.50%, 10/31/99                            9,044,344      9,104,223
   450,000   U.S. Treasury Note,
             6.50%, 5/15/05                               445,642        459,414
                                                       ----------     ----------
             Total U.S. Government
             Obligations                               27,462,088     27,977,651
                                                       ----------     ----------

 Par Value   COMMERCIAL PAPER--16.16%                     Cost      Market Value

$1,550,000   Ameritech Capital Corp.,
             5.50%, 10/09/97                           $1,548,106     $1,548,106
 1,500,000   Bell Atlantic Financial,
             5.50%, 10/21/97                            1,495,417      1,495,417
 1,500,000   Cargill Incorporated, Inc.,
             5.48%, 11/18/97                            1,489,040      1,489,040
 2,000,000   Ford Motor Credit Co.,
             5.48%, 10/14/97                            1,996,042      1,996,042
 1,500,000   Gannett Company,
             5.48%, 10/17/97                            1,496,347      1,496,347
 1,500,000   General Electric Capital
             Corp., 5.50%, 10/09/97                     1,498,167      1,498,167
 2,000,000   IBM Credit Corp.,
             5.50%, 10/21/97                            1,993,889      1,993,889
 2,000,000   International Lease Financing,
             5.48%, 10/14/97                            1,996,042      1,996,042
 2,000,000   Metlife Funding, 5.49%,
             10/15/97                                   1,995,730      1,995,730
 1,500,000   National Rural Utilities,
             5.50%, 10/23/97                            1,494,958      1,494,958
 1,500,000   Norwest Corporation,
             5.49%, 11/14/97                            1,489,935      1,489,935
                                                       ----------     ----------

             Total Commercial Paper                    18,493,673     18,493,673
                                                       ----------     ----------

 Principal   REPURCHASE AGREEMENTS--1.42%               Cost       Market Value
    Amount

$1,624,488   State Street Bank & Trust
             Company Repurchase
             Agreement, 4.75%, dated
             9/30/97, repurchase price
             $1,624,622, maturing
             10/1/97 (collateralized by
             U.S. Treasury Bond, 6.125%,
             3/31/98)                                  $1,624,488     $1,624,488
                                                       ----------     ----------


             Total Repurchase
             Agreements                                 1,624,488      1,624,488
                                                       ----------     ----------


             Total Investments--99.19%               $111,890,510    113,474,797
                                                     ------------
                                                     ------------


             Other Assets and Cash
             less Liabilities--0.81%                                     924,414
                                                                      ----------


             NET ASSETS--100.00%                                    $114,399,211
                                                                    ------------
                                                                    ------------

The accompanying notes are an integral part of the financial statements.


Statement of Assets & Liabilities

September 30, 1997


                                                  GROWTH          APPRECIATION           PREMIER
                                                   FUND               FUND              BOND FUND
                                                   ----               ----              ---------
ASSETS:
  Investments in securities, at value
    (cost $93,872,004, $106,895,796
    and $111,890,510, respectively)            $164,740,245        $187,307,234        $113,474,797
  Cash                                               22,247                  --                  --
  Dividends and interest receivable                 290,210             306,583           1,006,414
  Receivable for fund shares issued                  10,500              15,500                  --
  Prepaid and other assets                           12,787              12,962                  --
                                               ------------        ------------        ------------
    Total assets                                165,075,989         187,642,279         114,481,211
                                               ------------        ------------        ------------

LIABILITIES:
  Payable for securities purchased                  797,105             879,163                  --
  Accrued management fee                             82,470             111,179              43,394
  Accrued distribution fee                           31,540              36,851                  79
  Payable for shares redeemed                        14,266              11,289                  --
  Shareholder distributions payable                      --                  --              38,527
  Other liabilities                                  85,147             125,691                  --
                                               ------------        ------------        ------------
    Total liabilities                             1,010,528           1,164,173              82,000
                                               ------------        ------------        ------------
NET ASSETS                                     $164,065,461        $186,478,106        $114,399,211
                                               ------------        ------------        ------------
                                               ------------        ------------        ------------

NET ASSETS CONSIST OF:
  Paid-in-capital                               $78,627,424         $88,581,282        $112,271,361
  Undistributed net investment income               296,358              95,385               4,050
  Accumulated net realized gain
    on investment transactions                   14,273,438          17,390,001             539,513
  Net unrealized appreciation
    on investments                               70,868,241          80,411,438           1,584,287
                                               ------------        ------------        ------------
    Total net assets                           $164,065,461        $186,478,106        $114,399,211
                                               ------------        ------------        ------------
                                               ------------        ------------        ------------

Shares outstanding (no par value)                 3,954,806           5,533,096
   Institutional Class                                                                   11,067,707
   Investor Class                                                                            39,000
Net asset value, offering and redemption
  price per share                                    $41.49              $33.70
    Institutional Class                                                                      $10.30
    Investor Class                                                                           $10.29

Statement Of Operations

YEAR ENDED SEPTEMBER 30, 1997

                                                   GROWTH          APPRECIATION          PREMIER
                                                    FUND                FUND            BOND FUND
                                                    ----                ----            ---------
INVESTMENT INCOME:
  Dividends                                      $1,686,750          $1,901,857      $           --
  Interest                                          215,211             244,434           4,486,479
                                               ------------        ------------        ------------
    Total investment income                       1,901,961           2,146,291           4,486,479
                                               ------------        ------------        ------------

EXPENSES:
  Management fee                                    838,232           1,151,445             310,927
  Distribution fee                                  322,397             383,815                 247
  Transfer agent fees and expenses                  240,010             285,691                  --
  Printing and postage expense                       79,657              77,734                  --
  Professional fees                                  39,686              39,735                  --
  Federal and state registration fees                24,891              24,890                  --
  Trustees' fees and expenses                        23,564              23,564                  --
  Custody fees and expenses                          14,481              16,106                  --
  Miscellaneous expenses                             22,685              32,903                  --
                                               ------------        ------------        ------------
    Net expenses                                  1,605,603           2,035,883             311,174
                                               ------------        ------------        ------------
NET INVESTMENT INCOME                               296,358             110,408           4,175,305
                                               ------------        ------------        ------------

REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments               14,275,367          18,598,505             570,915
  Change in unrealized appreciation
    on investments                               33,739,637          37,099,202           1,572,509
                                               ------------        ------------        ------------
  Net gain on investments                        48,015,004          55,697,707           2,143,424
                                               ------------        ------------        ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS                                    $48,311,362         $55,808,115          $6,318,729
                                               ------------        ------------        ------------
                                               ------------        ------------        ------------

 The accompanying notes are an integral part of the financial statements.


Statement Of Changes In Net Assets

                                                    GROWTH FUND                APPRECIATION FUND           PREMIER BOND FUND
                                                    -----------                -----------------           -----------------
                                             Year Ended September 30,      Year Ended September 30,     Year Ended September 30,
                                               1997           1996           1997           1996           1997           1996
                                               ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income                       $296,358       $660,999       $110,408       $677,489     $4,175,305       $392,150
  Net realized gain on investments          14,275,367      7,382,064     18,598,505      8,710,352        570,915         65,835
  Change in unrealized
    appreciation on investments             33,739,637      9,870,652     37,099,202     15,106,961      1,572,509         11,778
                                          ------------   ------------   ------------   ------------   ------------    -----------
  Net increase in net assets
    resulting from operations               48,311,362     17,913,715     55,808,115     24,494,802      6,318,729        469,763
                                          ------------   ------------   ------------   ------------   ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                             --     (1,659,356)      (397,468)    (1,152,459)    (4,175,319)      (389,495)
  Capital gains                             (6,352,876)   (15,885,827)    (7,316,330)   (10,183,833)       (93,776)        (2,052)
                                          ------------   ------------   ------------   ------------   ------------    -----------
                                            (6,352,876)   (17,545,183)    (7,713,798)   (11,336,292)    (4,269,095)      (391,547)
                                          ------------   ------------   ------------   ------------   ------------    -----------

SHARE TRANSACTIONS:
  Shares sold                              304,618,745    224,715,671     41,438,186    115,542,199     94,148,238     16,322,662
  Shares issued to holders in
    reinvestment of dividends                5,898,783     16,343,324      7,002,337     10,096,899      4,444,086        143,156
  Shares redeemed                         (298,180,590)  (252,610,404)   (45,683,940)  (146,482,349)    (1,609,367)    (1,187,414)
                                          ------------   ------------   ------------   ------------   ------------    -----------
  Net increase (decrease)                   12,336,938    (11,551,409)     2,756,583    (20,843,251)    96,982,957     15,278,404
                                          ------------   ------------   ------------   ------------   ------------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS     54,295,424    (11,182,877)    50,850,900     (7,684,741)    99,032,591     15,356,620

NET ASSETS:
  Beginning of period                      109,770,037    120,952,914    135,627,206    143,311,947     15,366,620         10,000
                                          ------------   ------------   ------------   ------------   ------------    -----------

  End of period (includes
  undistributed net investment
  income of $296,358, $0, $95,385,
  $382,445, $4,050 and $4,064,
  respectively)                           $164,065,461   $109,770,037   $186,478,106   $135,627,206   $114,399,211    $15,366,620
                                          ------------   ------------   ------------   ------------   ------------    -----------
                                          ------------   ------------   ------------   ------------   ------------    -----------
The accompanying notes are an integral part of the financial statements.


Financial Highlights

                                                               GROWTH FUND

                                                          Year Ended September 30,
                                        1997         1996        1995         1994        1993
                                        ----         ----        ----         ----        ----
Net asset value, beginning of period  $30.58       $30.78      $28.84       $30.46      $29.59
Income from investment operations:
  Net investment income                 0.07         0.18        0.36         0.18        0.73
  Net realized and unrealized gains
     on investments                    12.62         4.24        3.51         0.23        2.81
                                      ------       ------      ------       ------      ------
  Total from investment operations     12.69         4.42        3.87         0.41        3.54

Distributions to shareholders:
  Dividends from net investment
     income                               --        (0.44)      (0.23)       (0.30)      (0.75)
  Distributions from capital gains     (1.78)       (4.18)      (1.70)       (1.73)      (1.92)
                                      ------       ------      ------       ------      ------
  Total distributions                  (1.78)       (4.62)      (1.93)       (2.03)      (2.67)
                                      ------       ------      ------       ------      ------

Net asset value, end of period        $41.49       $30.58      $30.78       $28.84      $30.46
                                      ------       ------      ------       ------      ------
                                      ------       ------      ------       ------      ------

Total return                          43.25%       16.28%      14.38%        1.41%      12.54%

Supplemental data and ratios:
  Net assets, end of period, in
     thousands                      $164,065     $109,770    $120,953     $149,511    $233,826
  Ratio of expenses to average
     net assets                        1.25%        1.31%     1.37%(a)       1.25%       1.16%
  Ratio of net investment income
     to average net assets             0.23%        0.57%     1.18%(a)       0.56%       0.72%
  Portfolio turnover rate                20%          17%         16%           9%         13%
  Average commission rate paid
     per share(b)                    $0.0522      $0.0493         N/A          N/A         N/A



                                                              APPRECIATION FUND

                                                           Year Ended September 30,
                                              1997        1996        1995         1994        1993
                                              ----        ----        ----         ----        ----
Net asset value, beginning of period        $24.99      $22.76      $21.82       $21.67      $19.42
Income from investment operations:
  Net investment income                       0.02        0.13        0.14         0.04        0.06
  Net realized and unrealized gains
     on investments                          10.13        4.07        2.26         0.51        2.27
                                            ------      ------      ------       ------      ------
  Total from investment operations           10.15        4.20        2.40         0.55        2.33

Distributions to shareholders:
 Dividends from net investment
     income                                  (0.07)      (0.20)      (0.06)       (0.05)      (0.08)
  Distributions from capital gains           (1.37)      (1.77)      (1.40)       (0.35)         --
                                            ------      ------      ------       ------      ------
  Total distributions                        (1.44)      (1.97)      (1.46)       (0.40)      (0.08)
                                            ------      ------      ------       ------      ------

Net asset value, end of period              $33.70      $24.99      $22.76       $21.82      $21.67
                                            ------      ------      ------       ------      ------
                                            ------      ------      ------       ------      ------

Total return                                42.33%      19.60%      12.11%        2.56%      12.03%

Supplemental data and ratios:
  Net assets, end of period, in
     thousands                            $186,478     $135,627    $143,312     $162,280    $207,065
  Ratio of expenses to average
     net assets                              1.33%     1.36%(a)    1.36%(a)     1.35%(a)      1.37%
  Ratio of net investment income
     to average net assets                   0.07%     0.50%(a)    0.61%(a)     0.17%(a)      0.33%
  Portfolio turnover rate                      19%         26%         18%          12%         56%
  Average commission rate paid
     per share(b)                          $0.0550     $0.0513         N/A          N/A         N/A

(a) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.39% for the period ended 1995 for the Growth Fund and 1.40%, 1.58%, and 1.40%, for the periods ended 1996, 1995 and 1994 for the Appreciation Fund; and the ratio of net investment income to average net assets would have been 1.16% for the period ended 1995 for the Growth Fund and 0.46%, 0.39%, and 0.12% for the periods ended 1996, 1995, and 1994 for the Appreciation Fund, respectively.
(b) Disclosure required by the Securities and Exchange Commission beginning
    1996.

The accompanying notes are an integral part of the financial statements.

                                                PREMIER BOND FUND
                                                -----------------
                                        INSTITUTIONAL CLASS    INVESTOR CLASS
                                                             February 1, 1997(a)
                                      Year Ended September 30,         to
                                         1997          1996   September 30, 1997
                                         ----          ----   ------------------

Net asset value, beginning of period $  9.95         $10.00        $ 10.10
Income from investment operations:
  Net investment income                 0.52           0.43           0.37
  Net realized and unrealized gains
     (losses) on investments            0.37          (0.04)          0.19
                                     -------         ------        -------
   Total from investment operations     0.89           0.39           0.56


Distributions to shareholders:
  Dividends from net investment
     income                            (0.52)         (0.43)         (0.37)
  Distributions from capital gains     (0.02)         (0.01)            --
                                     -------         ------        -------
   Total distributions                 (0.54)         (0.44)         (0.37)
                                     -------         ------        -------


Net asset value, end of period       $ 10.30         $ 9.95        $ 10.29
                                     -------         ------        -------
                                     -------         ------        -------

Total return                         9.26%(b)         3.96%        5.73%(b)

Supplemental data and ratios:
  Net assets, end of period, in
     thousands                      $113,998        $15,367        $   401
  Ratio of expenses to average
     net assets                        0.45%          0.48%        0.85%(c)
  Ratio of net investment income
     to average net assets             6.05%          5.85%        5.60%(c)
   Portfolio turnover rate              218%           423%           218%


(a) Commencement of operations.
(b) Total return is not annualized.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 1997

1. ORGANIZATION

Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Growth Fund, Appreciation Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Bond Fund has an Institutional Class and an Investor Class. The Investor Class, began February 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from one or more market makers for such securities. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Growth Fund and Appreciation Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:

                                                          Year Ended September 30, 1997
                                        Growth Fund     Appreciation Fund                Premier Bond Fund
                                        -----------     -----------------                -----------------
                                                                               Institutional           Investor
                                                                               -------------           --------
Shares sold                             8,947,566          1,486,623            9,242,477              40,697
Shares issued to holders in
  reinvestment of dividends               184,857            268,901              436,758                 716
Shares redeemed                        (8,766,712)        (1,650,759)            (156,525)             (2,413)
                                       ----------         ----------            ---------              ------
Net increase                              365,711            104,765            9,522,710              39,000
                                       ----------         ----------            ---------              ------
                                       ----------         ----------            ---------              ------


                                               Year Ended September 30, 1996
                                        Growth Fund      Appreciation Fund   Premier Bond Fund
                                        -----------      -----------------   -----------------
Shares sold                             7,768,583           5,103,680           1,649,706
Shares issued to holders in
  reinvestment of dividends               603,075             458,325              14,370
Shares redeemed                        (8,712,337)         (6,429,578)           (120,079)
                                       ----------          ----------           ---------
Net increase (decrease)                  (340,679)           (867,573)          1,543,997
                                       ----------          ----------           ---------
                                       ----------          ----------           ---------

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments and U.S.
government securities, for the year ended September 30, 1997 are summarized below:

                                      Growth Fund   Appreciation Fund   Premier Bond Fund
                                      -----------   -----------------   -----------------
Purchases                             $24,961,544         $28,118,837         $42,880,830
Sales                                  31,335,531          44,452,376           8,989,171

Purchases and sales of U.S. government securities for the Premier Bond Fund for the year ended September 30, 1997 were $162,915,116 and $117,371,283, respectively.

At September 30, 1997 gross unrealized appreciation and depreciation of securities were as follows:

                                      Growth Fund   Appreciation Fund   Premier Bond Fund
                                      -----------   -----------------   -----------------
Unrealized appreciation               $71,371,987         $80,477,321          $1,610,396
Unrealized (depreciation)                (503,746)            (65,883)            (26,109)
                                      -----------         -----------          ----------
   Net appreciation                   $70,868,241         $80,411,438          $1,584,287
                                      -----------         -----------          ----------
                                      -----------         -----------          ----------

The book and federal income tax basis of securities is the same for the Growth Fund, Appreciation Fund and Premier Bond Fund. It is management's intention to distribute future net realized capital gains to the extent that such gains exceed available federal income tax capital loss carryforwards. For the year ended September 30, 1997, 100% of dividends paid from net investment income of the Appreciation Fund qualify for the dividend received deduction available to corporate shareholders.

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Growth Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% on the average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse each Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

The Trust has entered into an investment advisory agreement and administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. The Adviser pays all of the Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital"), is the sub-adviser of the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million; 0.20% for the next $50 million; 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Growth Fund, Appreciation Fund and Premier Bond Fund, Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.30% annually of each Fund's average daily net asset value. Such expenses are currently limited to an annual rate of 0.25% of each classes' average daily net assets by the Board of Trustees. Payments have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ARIEL MUTUAL FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ariel Growth Fund, Ariel Appreciation Fund, and Ariel Premier Bond Fund, comprising Ariel Investment Trust ("Ariel Mutual Funds"), as of September 30, 1997, the related statement of operations, the statement of changes in net assets and the financial highlights for the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Ariel Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the Ariel Mutual Funds at September 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods indicated therein, in conformity with generally accepted accounting principles.

                                                       Ernst & Young LLP
Chicago, Illinois
October 17, 1997

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is founder, chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. Bert is active in community affairs, philanthropy and politics.

MARIO L. BAEZA Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON. Jim serves as the President and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College. Jim serves on the board of directors of Commonwealth Edison Company and Unicom Corp.

WILLIAM C. DIETRICH, C.P.A. Bill is Chief Financial Officer for Streamline Mid-Atlantic, Inc., a retailer and service company providing home delivery of groceries, related products and various consumer services directly to the home. He has a B.A. from Georgetown University. Bill serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Director of program advancement for the Massachusetts Institute of Technology, Royce is also president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. He earned his B.A. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

JOHN G. GUFFEY Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received a B.A. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention & Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

ERIC T. MCKISSACK, CFA In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

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